                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(A) of
                       the Securities Exchange Act of 1934

/X/  Filed by the Registrant

/ /  Filed by a Party other than the Registrant

Check the appropriate box:

/X/  Preliminary Proxy Statement

/ /  Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)
     (2))

/ /  Definitive Proxy Statement

/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           PHOTOGEN TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No Fee Required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

              (1) Title of each class of securities to which transaction applies:

              (2)  Aggregate number of securities to which transaction
                   applies:
                            -------------------------------------------

              (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:

                   ----------------------------------------------------

              (4)  Proposed maximum aggregate value of transaction:

                   ----------------------------------------------------

              (5)  Total fee paid:
                                      -------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:
                                          ------------------------------

              (2)  Form, Schedule or Registration Statement No.:
                                                                --------

              (3)  Filing Party:
                                ----------------------------------------

              (4)  Date Filed:
                              ------------------------------------------

[GRAPHIC OMITTED]

NOTICE OF 2000 ANNUAL MEETING
OF STOCKHOLDERS AND PROXY STATEMENT

                                                                  April 19, 2000

         The 2000 annual meeting of stockholders of Photogen Technologies, Inc., a Nevada corporation (the "Company"), will be held on Wednesday, May 17, 2000, at 10:00 a.m., Chicago time, at the Ritz Carlton Hotel, 160 East Pearson Street, Chicago, Illinois. The purposes of the meeting are to:

         1.  Elect six directors;

         2. Approve an Amendment to Article Fifth of the Company's Articles of Incorporation increasing the size of the Board of Directors from six to seven directors and providing that all vacancies on the Board of Directors shall be filled in the manner provided in the Company's Bylaws;

         3.  Approve the 2000 Long Term Incentive Compensation Plan;

         4. Ratify the appointment of BDO Seidman, LLP as the Company's independent certified public accountants for 2000; and

         5. Transact such other business as may properly come before the meeting or any adjournment.

         Stockholders are cordially invited to attend the meeting. IF YOU PLAN TO ATTEND, PLEASE NOTIFY THE COMPANY BY MAY 5, 2000. Space is limited. Only stockholders of record at the close of business on April 17, 2000 will be entitled to notice of the annual meeting and to vote at the meeting or any adjournment. A list of stockholders of the Company entitled to vote at the meeting will be available for inspection by stockholders at the Company's office, for ten days before the annual meeting during normal business hours.

         PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DECIDE TO ATTEND THE MEETING, YOU MAY, IF DESIRED, REVOKE THE PROXY AND VOTE THE SHARES IN PERSON. ATTENDANCE AT THIS MEETING DOES NOT ITSELF SERVE TO REVOKE YOUR PROXY.

                                         By Order of the Board of Directors,

                                         ERIC A. WACHTER, PH.D.

                                         SECRETARY

                           PHOTOGEN TECHNOLOGIES, INC.
                         7327 OAK RIDGE HIGHWAY, SUITE B
                               KNOXVILLE, TN 37931

                                 PROXY STATEMENT
                                       FOR
                       2000 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 17, 2000

GENERAL INFORMATION

         Photogen Technologies, Inc. ("we," "us," "our," or the "Company") is furnishing this Proxy Statement to holders of its common stock, par value $.001 per share ("Common Stock"), in connection with the solicitation of Proxies on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held at 10:00 a.m. Chicago time on Wednesday, May 17, 2000 (the "Annual Meeting"). The Annual Meeting will be held at the Ritz Carlton Hotel, 160 East Pearson Street, Chicago, Illinois.

         SHAREHOLDERS ENTITLED TO VOTE. Only stockholders of record at the close of business on April 17, 2000 are entitled to notice of and to vote at the Annual Meeting. Stockholders will be solicited by mail on or about April 20, 2000. On all matters that may come before the Annual Meeting, each holder of Common Stock will be entitled to one vote for each share of Common Stock he or she holds at the close of business on April 17, 2000; and each holder of Series B Convertible Preferred Stock ("Series B Preferred") will be entitled to the number of votes equal to the number of shares of Common Stock into which such holder's Series B Preferred is convertible as of April 17, 2000. The holders of a majority of the shares of voting stock entitled to vote and present in person or represented by proxy will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum; but will not be counted to determine whether any given proposal has been approved by the stockholders. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. At April 1, 2000 there were 37,383,386 shares of Common Stock outstanding; and 337,056 shares of Series B Preferred outstanding which are convertible into 337,056 shares of Common Stock as of April 1, 2000.

         We are the record holder of 22,955 shares of Common Stock (less than 0.1% of the outstanding Common Stock) as exchange agent for stockholders who have not turned in their shares of our predecessor (Bemax Corporation) in exchange for Company shares with respect to previous reverse splits of the Common Stock. Proxy materials will be delivered to the last known addresses of those stockholders. If any of those stockholders votes at the Annual Meeting (by Proxy or attending the Annual Meeting), we will record their votes in accordance with their direction. We will treat shares held by such stockholders who do not vote as broker non-votes.

         HOW TO VOTE. Please sign, date and return the enclosed Proxy promptly. If your shares are held in the name of a bank, broker or other holder of record (that is, in "street name") you will receive instructions from the holder of record that you must follow for your shares to be voted. The Board of

Directors recommends that you vote FOR each of the four proposals to be considered in the Annual Meeting.

         CHANGING YOUR VOTE. Returning your completed Proxy will not prevent you from voting in person at the Annual Meeting if you are present and wish to vote. You may attend the Annual Meeting, revoke your Proxy and vote in person if you desire to do so, but attending the Annual Meeting will not by itself revoke your Proxy. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting. You may revoke your Proxy at any time before it is exercised by either giving written notice of revocation to the Company's Secretary or by submitting a new Proxy dated after the revoked Proxy to us before the Annual Meeting.

         Shares represented by executed Proxies that are not revoked will be voted in accordance with the instructions in the Proxy or, in the absence of instructions, in accordance with the recommendations of the Board of Directors. The election of directors requires a plurality of the votes cast by the holders of the voting stock. A "plurality" means that the individuals who receive the largest number of affirmative votes cast are elected as directors up to the maximum number of directors to be chosen at the Annual Meeting. The affirmative vote of the holders of a majority of the voting stock present in person or represented by proxy and entitled to vote is required to approve any other matter to be acted upon at the Annual Meeting.

         PROXY SOLICITATION. We will pay all expenses of the solicitation, including the cost of preparing, assembling and mailing the proxy solicitation materials. We expect to reimburse brokerage houses, custodians, nominees and fiduciaries on request for reasonable out-of-pocket expenses they incur in connection with forwarding solicitation material to the beneficial owners of our stock.

         DISSENTERS' RIGHTS OF APPRAISAL. There are no dissenters' rights of appraisal in connection with the matters to be voted on at the Annual Meeting.

         STOCKHOLDER PROPOSALS. Stockholders interested in presenting a proposal for consideration at our annual meeting of stockholders in 2001 may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and our Bylaws. To be eligible for inclusion, stockholder proposals must be received by the Company's Corporate Secretary no later than December 31, 2000.

                                   PROPOSAL 1

                            ELECTION OF SIX DIRECTORS
                       TO THE COMPANY'S BOARD OF DIRECTORS

         DIRECTOR NOMINEES

         There are six nominees for election as directors of the Company, each of whom will hold office until the next annual meeting of shareholders and until his successor is elected and qualified, or until his earlier death, retirement, resignation or removal. Three of the Company's six incumbent directors, Eric Wachter, Ph.D., Robert Weinstein, M.D. and Lester McKeever, Jr., are nominated for re-election. In addition to the three incumbent directors nominated for re-election, Theodore Tannebaum, Eugene Golub and Vincent L. Fabiano are nominated for election as directors of the Company. Except for Mr. McKeever, none of these individuals is a director of any other company subject to the reporting requirements under the federal securities laws.

         Upon election of the six directors currently nominated for election to the Board of Directors, there will be one director position vacant. We are currently conducting a search for a new President and CEO, and the Board intends to appoint this individual to the Board of Directors when selected.

         A brief discussion of the business experience of each director and director nominee during the past five years is set forth below.

         VINCENT L. FABIANO, age 47, has been Vice President of Corporate Development at Elan Pharmaceutical Technologies, Inc. since August 1998. Prior to that time he was Executive Vice President and Chief Operating Officer of Transcell Technologies, a pharmaceutical company and Vice President of Business Development at Sepracor, also a pharmaceutical company. Mr. Fabiano received a law degree from the University of Houston and a Bachelor of Science in Pharmacy from the University of Maryland College of Pharmacy.

         EUGENE GOLUB, age 69, has served as Chairman of Golub & Company, a company he founded in 1961, which with its affiliates has been involved in more than $2 billion in real estate transactions. Under Mr. Golub's leadership, the Golub companies have owned, developed or operated more than 25 million square feet of office, residential and mixed-use properties in the United States and abroad. Mr. Golub is active in numerous Chicago based charitable organizations and was inducted into the Chicago Association of Realtors Hall of Fame in 1999.

         LESTER H. MCKEEVER, JR., age 65, has served as a Director of the Company since June 17, 1998. Mr. McKeever is Managing Principal of the firm of Washington, Pittman & McKeever, LLC, a Chicago, Illinois firm of certified public accountants and consultants providing a broad range of professional services, and has held a similar position with that firm since 1976. Mr. McKeever is also Chairman of the Federal Reserve Bank of Chicago, and he serves as a director of MBIA Insurance Corp. of Illinois, Worldwide Broadcasting, Inc., People's Energy Corporation, and Printing Specialities, Inc. Mr. McKeever serves on several not-for-profit boards and councils, including the Chicago Urban League (formerly Chairman of the Board), Business Advisory Counsel University of Illinois College of Commerce at Urbana-Champaign, University of Illinois Board of Trustees (Treasurer), Illinois Institute of Technology, IIT Chicago Kent College of Law, and the Chicago Symphony Orchestra Association. Mr. McKeever received his B.S. degree in accounting from the University of Illinois at Urbana- Champaign and his J.D. with distinction from the IIT-Chicago Kent College of Law.

         THEODORE TANNEBAUM, age 66, was Chairman of the Board of HMO America, Inc. and is currently a private investor. During the last five years, Mr. Tannebaum has also been involved in the development and production of films and other theatrical productions through Lakeshore Entertainment Film Production Co. of which he is Chairman of the Board. He received a law degree from DePaul University and a business degree from Roosevelt University, both in Chicago, Illinois.

         ERIC A. WACHTER, Ph.D., age 37, has served as a Director, Secretary and employee of the Company since May 16, 1997, and he was appointed as a Vice President in 1999. He is primarily responsible for developing and demonstrating the functional feasibility of the laser system hardware, including focusing and targeting. He is also responsible for development of nontherapeutic laser applications. He received a Ph.D. in chemistry from the University of Wisconsin-Madison and a B.S. in chemistry (cum laude) in the honors program from Indiana University, Bloomington. Dr. Wachter is one of the founders of Photogen L.L.C. and for the three years prior to May 1997 he was associated with the Oak Ridge National Laboratory. Dr. Wachter is a physical-analytical chemist who concentrates in the fields of biochemistry, optical spectroscopy and instrumentation research and development. He has numerous technical publications in these fields along with numerous U.S. Patents, patent applications and patent disclosures.

         ROBERT J. WEINSTEIN, M.D., age 54, has served as a Director of the Company since February 28, 1997. He is currently a private investor. During the last five years, Dr. Weinstein served as Chief Executive Officer of HMO America, Inc. and subsequently held the same position in United HealthCare of Illinois when United HealthCare acquired HMO America in 1993. On January 1, 1996 he became a consultant to United HealthCare Corporation. He is a graduate of the Chicago Medical School and received a B.A. from Hunter College in New York.

         EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

         The recent business experience of our other executive officers and significant employees follows.

         TIMOTHY SCOTT, Ph.D., age 42, has served as the Company's Interim President, CEO, Chief Financial Officer and Treasurer since February 2000 and as an employee of the Company since November 1, 1997. Dr. Scott is one of the founders of Photogen, L.L.C. and prior to 1997 he was associated with Oak Ridge National Laboratory. Dr. Scott has experience in the fields of chemical separations, material science, and biotechnology. He has numerous technical publications in these fields, over ten U.S. patents, and has licensed separations technology for petrochemical processing, solvent extraction, and analytical chemistry applications. Dr. Scott has a Ph.D. in chemical engineering from the University of Wisconsin-Madison, and a B.S. in chemical engineering from the University of Tennessee-Knoxville.

         GERALD L. WOLF, Ph.D., M.D., age 62, has served as the Company's Medical Director since July 1999. For the five years prior to that time he served as a Director of the Center of Imaging and Pharmaceutical Research at Massachusetts General Hospital and as a professor at Harvard Medical School. Dr. Wolf is a leading researcher in the field of interventional radiology whose primary research focus has been non-invasive and minimally invasive cancer treatments. He is the author of numerous articles in peer-reviewed journals, and is an inventor with respect to five world-wide patents. Dr. Wolf graduated from Harvard Medical School and received his B.S., M.S. in Physiology and Ph.D. in Physiology and Pharmacology all from the University of Nebraska.

         DAVID D. SHAW, Ph.D., age 57, has served as the Company's Vice President of Clinical Research and Technology Development since November 1999. Dr Shaw is responsible for directing clinical trial programs leading to Food and Drug Administration (FDA) approval of the Company's advanced device and drug technologies. For eight years prior to Dr. Shaw joining the Company, he was Vice President of Drug Development for Latin America and Canada for Nycomed Amersham Inc., a pharmaceutical company. Dr. Shaw holds a bachelor's degree in zoology from the University of Cincinnati, a Master's

Degree in Biology from Idaho State University, and a Ph.D. in Medical Physiology and Biophysics from the University of Nebraska Medical Center.

         JAY ZIMMERMAN, M.Ed., age 39, has served as the Company's Vice President of Clinical Operations since November 1999. For two years prior to that time, Mr. Zimmerman was Chief Operating Officer for Clinical Trials and Senior Vice President of WorldCare, Inc. and from 1990 through 1998 he served as Administrative Director of the Oral and Maxillofacial Surgery Department and of the Center for Imaging and Pharmaceutical Research at Massachusetts General Hospital. Mr. Zimmerman received a B.S. in Biology and Education from the University of South Carolina and a Master of Education in Administrative Policies Studies and Hospital Administration from the University of Pittsburgh.

         DIRECTOR'S MEETINGS AND COMMITTEES

         During the 1999 fiscal year, the Board of Directors held five meetings and acted by unanimous written consent on seven occasions. The Executive Committee did not hold any meeting or act by unanimous written consent during the 1999 fiscal year. No incumbent director attended fewer than 75% of all meetings of the Board of Directors, or fewer than 75% of all meetings of a committee on which that director served during the past fiscal year.

         The Board of Directors has a standing Audit Committee and Compensation Committee. Dr. Weinstein and Mr. McKeever have been members of the Company's Audit Committee and Compensation Committee since the formation of those Committees on June 17, 1998, and they are expected to continue in those capacities. The Audit Committee has general responsibility for meeting with the Company's independent public accountants and reviewing the scope and results of auditing procedures and our accounting procedures and controls. The Audit Committee also provides general oversight with respect to the accounting principles employed in our financial reporting. The Compensation Committee is responsible for reviewing the performance and total compensation package for our executive officers, including the President and Chief Executive Officer; considering the modification of existing compensation and employee benefit programs and the adoption of new plans; administering the terms and provisions of any equity compensation or stock option plans (including our 1998 Long Term Incentive Compensation Plan), 401(k), profit sharing plan and similar employee benefit plans; and reviewing the compensation and benefits, if any, of consultants and non-employee directors. The administration of option, compensation or similar plans includes determining, subject to the respective plan provisions, the individuals to whom awards are granted, the nature of the awards to be granted, the number of awards to be granted, and the exercise price, vesting schedule, term and all other conditions and terms of the awards to be granted. We have no standing nominating committee.

         During the 1999 fiscal year, the Compensation Committee met three times and acted by unanimous written consent on three occasions; and the Audit Committee met once during the fiscal year ended December 31, 1999.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission.

Executive officers, directors and beneficial owners of more than 10% of our Common Stock are required by regulations promulgated by the Securities and Exchange Commission to furnish us with copies of all Section 16(a) forms that they file. To our knowledge, based solely on a review of the copies of those reports we received, the executive officers we hired in 1999 filed the requisite initial reports of ownership on Form 3 on a timely basis after their appointment by the Board as Vice Presidents; and our executive officers, directors and greater than 10% stockholders satisfied all other Section 16(a) filing requirements on a timely basis during the 1999 fiscal year.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the beneficial ownership of our Common Stock as of December 31, 1999 by directors and executive officers, and any person or group known to us to be the owner of more than five percent of our Common Stock. Shares beneficially owned by the individuals below through family partnerships or other entities they control are included in the number of shares listed for that individual.

                                                                          AMOUNT AND
                                NAME AND ADDRESS                     NATURE OF BENEFICIAL             PERCENT
TITLE OF CLASS                OF BENEFICIAL OWNER                         OWNERSHIP                  OF CLASS
--------------                -------------------                    --------------------            --------
Common Stock              Timothy Scott, Ph.D. (President, Chief            4,507,667                   12.06
                          Executive Officer, Chief Financial
                          Officer, Treasurer)
                          7327 Oak Ridge Highway
                          Suite B
                          Knoxville, TN 37931

Common Stock              Eric A. Wachter, Ph.D. (Director, Vice            4,524,667                   12.10
                          President, Secretary)
                          7327 Oak Ridge Highway
                          Suite B
                          Knoxville, TN 37931

Common Stock              Craig Dees, Ph.D. (Director)                      4,521,667                   12.10
                          7327 Oak Ridge Highway
                          Suite B
                          Knoxville, TN 37931

Common Stock              Walter G. Fisher, Ph.D. (Director)                4,504,167                   12.05
                          7327 Oak Ridge Highway
                          Suite B
                          Knoxville, TN 37931

                                                                          AMOUNT AND
                                NAME AND ADDRESS                     NATURE OF BENEFICIAL             PERCENT
TITLE OF CLASS                OF BENEFICIAL OWNER                         OWNERSHIP                  OF CLASS
--------------                -------------------                    --------------------            --------
Common Stock              Robert J. Weinstein, M.D. (Director)              3,455,421                    9.24
                          and
                          Lois Weinstein
                          875 N. Michigan Avenue
                          Suite 2930
                          Chicago, IL 60611-1901

Common Stock              Lester H. McKeever, Jr. (Director)                   36,000(1)                 0.09
                          819 South Wabash Avenue
                          Chicago, IL 60605

Common Stock              John Smolik (Director; President &                4,500,267                   12.04
                          CEO of Photogen, Inc.)
                          7327 Oak Ridge Highway
                          Suite B
                          Knoxville, TN 37931

Common Stock              Theodore Tannebaum (Director                      2,116,921                    5.66
                          Nominee)
                          875 N. Michigan Avenue
                          Suite 2930
                          Chicago, IL 60611-1901

Common Stock              Eugene Golub (Director Nominee)                      37,924(2)                 0.10
                          625 North Michigan Ave., Ste 2000
                          Chicago, IL 60611

Common Stock              Stuart P. Levine                                  3,291,621                    8.80
                          875 N. Michigan Avenue
                          Suite 2930
                          Chicago, IL 60611-1901

Common Stock              Gerald Wolf, Ph.D., M.D. (Vice                       75,000(3)                 0.20
                          President - Medical Director)
                          69 Milk Street, Suite 308
                          Westborough, MA 01581

            -             Vincent L. Fabiano (Director Nominee)                     0(4)                    0
                          3000 Horizon Drive
                          King of Prussia, PA 19406

                                                                          AMOUNT AND
                                NAME AND ADDRESS                     NATURE OF BENEFICIAL             PERCENT
TITLE OF CLASS                OF BENEFICIAL OWNER                         OWNERSHIP                  OF CLASS
--------------                -------------------                    --------------------            --------
            -             David Shaw, Ph.D. (Vice President -                      0                        0
                          Clinical Research and Technology
                          Development)
                          69 Milk Street, Suite 308
                          Westborough, MA 01581

            -             Jay Zimmerman, M.Ed. (Vice President                     0                        0
                          - Clinical Operations)
                          69 Milk Street, Suite 308
                          Westborough, MA 01581

Common Stock              All directors (including nominees) and          28,279,701                    75.65
                          executive officers as a group
                          (11 persons)
Common Stock              Parties to Voting Agreement(5)                  26,013,856                    69.59
                          (6 persons)

---------------------
         (1) Includes 4,000 shares subject to vested options.

         (2) Includes 5,924 shares of our Series B Convertible Preferred Stock, which are currently convertible into 5,924 shares of our Common Stock.

         (3) Includes 75,000 shares subject to vested options.

         (4) Mr. Fabiano is employed by an affiliate of Elan International Services, Ltd., which owns 12,015 shares of our Series A Convertible Exchangeable Preferred Stock. The Series A Preferred Stock is convertible into approximately 567,548 shares of Common Stock under certain circumstances after October 22, 2001. Mr. Fabiano disclaims beneficial ownership of the Series A Preferred Stock.

         (5) The parties to the Voting Agreement may be deemed to be a "group" within the meaning of Instruction 7 to Item 403 of Regulation S-B. The Voting Agreement is described below.

         Drs. Wachter, Dees, Fisher, Scott and Mr. Smolik (the "Tennessee Stockholders") and Dr. Weinstein (the "Chicago Stockholder") are parties to an Amended and Restated Voting Agreement (the "Voting Agreement"). The Tennessee Stockholders and Chicago Stockholder together currently own beneficially 26,013,856 shares, or approximately 69.59% of the Company's outstanding common stock. The Voting Agreement currently provides that the Tennessee Stockholders and Chicago Stockholder will vote their shares of common stock (i) in accordance with the unanimous recommendation of the Board of Directors with respect to any amendments to the Articles of Incorporation or Bylaws, (ii) to fix the number of directors at six (we expect the Voting Agreement will be amended to provide for seven directors), (iii) to elect to the Board of Directors four persons nominated by holders of 80% of the shares of the Tennessee Stockholders and one person nominated by holders of 80% of the shares of the Chicago Stockholder (and to remove any such director at the request of the stockholders who nominated him), and (iv) to fix the number of directors on the Board's Executive

Committee at three, two of whom will be selected by the Tennessee Stockholders and one of whom will be selected by the Chicago Stockholder. The election of the sixth director is not subject to the Voting Agreement; and we expect that the future election of the seventh director will likewise not be subject to that agreement. In addition, the Company agreed to comparable voting requirements and restrictions with respect to its subsidiary Photogen, Inc. in its capacity as sole stockholder of that corporation. The Voting Agreement has a term of 15 years, so long as the Tennessee Stockholders and Chicago Stockholder are the beneficial owners of 20% or more of the outstanding Common Stock during that period. The Tennessee Stockholders and Chicago Stockholder together control management of the Company.

         Mr. Smolik, and Drs. Scott, Wachter, Dees, Fisher, who as of April 1, 2000 collectively hold approximately 22,558,435 shares of Common Stock, have agreed not to sell or otherwise dispose of those shares for a period ending August 2001, without the prior written consent of Theodore Tannebaum. Until December 31, 2000, Mr. Tannebaum must consult with the placement agent for our private placement of Series B Convertible Preferred Stock concerning any proposed disposition by those five individuals.

         There are no arrangements currently known to us which may result in a future change of control of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         No transaction between us and our directors, director nominees or executive officers presently exists. However, we have received a commitment from one of our principal stockholders and nominee for director, Theodore Tannebaum, to make a $1 million credit facility available to us. If we use Mr. Tannebaum's credit facility, borrowings will bear interest at 6% per year and interest only will be paid annually, with the principal due in five years. The loan would be secured by a lien on all of our assets.

EXECUTIVE COMPENSATION

         The following table sets forth compensation we paid to our executive officers (the "Named Officers") for services rendered us in all capacities during the year ended December 31, 1999.

                                                          SUMMARY COMPENSATION TABLE

                                                     ANNUAL COMPENSATION                   LONG TERM COMPENSATION
                                                     -------------------                  ------------------------
                                                                                           AWARDS              PAYOUTS
                                                                        OTHER    --------------------------    -------       ALL
                                                                        ANNUAL   RESTRICTED      SECURITIES                 OTHER
                                                                        COMPEN-    STOCK         UNDERLYING     LTIP       COMPEN-
                                               SALARY       BONUS       SATION    AWARD(S)        OPTIONS      PAYOUTS      SATION
  NAME AND PRINCIPAL POSITION       YEAR        ($)           ($)         ($)       ($)              (#)         ($)         ($)
-----------------------------------------------------------------------------------------------------------------------------------
John Smolik,(1)                     1999      $125,000    $     0    $     0         0               0            0        $  0
  Former President,                 1998      $118,000          -          -         -               -            -           -
  Treasurer, CEO,                   1997      $ 85,000          -          -         -               -            -           -
  Chairman, and Chief
  Financial Officer

Timothy Scott, Ph.D.(1)             1999      $ 99,999    $     0    $     0         0               0            0        $  0
  Interim President,                1998      $ 97,500          -          -         -               -            -           -
  Treasurer, CEO and                1997      $ 85,000          -          -         -               -            -           -
  Chief Financial Officer

Eric A. Wachter, Ph.D.,(2)          1999      $ 99,999    $     0    $     0         0               0            0        $  0
  Director, Vice President,         1998      $ 97,500          -          -         -               -            -           -
  Secretary                         1997      $ 85,000          -          -         -               -            -           -

Gerald L. Wolf, Ph.D., M.D.(3)      1999      $190,000    $     0    $     0         0         750,000            0        $  0
  Vice President - Medical          1998         -
  Director                          1997         -

David D. Shaw, Ph.D.(3)             1999      $125,000    $     0    $     0         0         170,000            0        $  0
  Vice President  - Clinical        1998         -
  Research and Technology           1997         -
  Development

Jay Zimmerman, M.Ed.(3)             1999      $125,000    $     0    $     0         0         170,000            0        $  0
  Vice President  - Clinical        1998         -
  Operations                        1997         -

         (1) Mr. Smolik resigned as President, Treasurer, CEO and Chief Financial Officer of Photogen Technologies, Inc. on February 3, 2000. He remains a Director of the Company and President and CEO of Photogen, Inc. while the Company engages in a search for a new President and CEO. Timothy Scott was appointed as Photogen Technologies, Inc.'s President, Treasurer, CEO and Chief Financial Officer on February 3, 2000. Dr. Scott is also employed as a Chief Operating Officer and a research scientist for Photogen, Inc.

         (2) Two other Directors and Senior Scientists, Walter G. Fisher, Ph.D. and Craig Dees, Ph.D., received the same compensation as Dr. Wachter during 1997, 1998 and 1999.

         (3) These individuals were hired at various times during 1999. The compensation reported here is their contractual annual salary for a full year.

STOCK OPTIONS

         The following table contains information concerning the grant of stock options under our 1998 Long Term Incentive Compensation Plan to the Named Officers during our last fiscal year.

                                                    1999 OPTION GRANTS

                                                           Individual Grants
                                    --------------------------------------------------------------
                                     Number of        % of Total
                                     Securities         Options
                                     Underlying       Granted to        Exercise
                                      Options          Employees         Price          Expiration
              Name                 Granted (#)(1)       In 1999          ($/Sh)            Date
             ------                --------------      ---------        --------        ----------
John T. Smolik                              0               0                 0                 0
Timothy Scott, Ph.D.                        0               0                 0                 0
Eric A. Wachter, Ph.D.                      0               0                 0                 0
Gerald L. Wolf, Ph.D., M.D.           750,000            67.7            $9.375           7/23/09
David D. Shaw, Ph.D.                  150,000            13.5            $15.25          11/01/09
                                       20,000             1.8           $18.125          11/30/09
Jay Zimmerman, M.Ed.                  170,000            15.3           $18.125          11/30/09

----------------------

(1) The options were granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. A portion of the options become exercisable on various dates and other options become exercisable upon the occurrence of various performance criteria.

         The following table sets forth information about the Named Officers concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year.

                                         1999 OPTION EXERCISES AND YEAR-END VALUES

                                 Shares                        Number of Securities              Value of Unexercised
                                Acquired                      Underlying Unexercised         In-the-Money Options at Year
                                   On          Value       Options at Year end 1999 (#)            End 1999 ($)(1)
                                Exercise      Realized    -------------------------------    -------------------------------
            NAME                   (#)           ($)      Exercisable       Unexercisable    Exercisable       Unexercisable
           ------                --------       -----     -------------------------------    -------------------------------
John T. Smolik                      0             0               0              0               0                  0
Timothy Scott, Ph.D.                0             0               0              0               0                  0
Eric A. Wachter, Ph.D.              0             0               0              0               0                  0
Gerald L. Wolf, Ph.D., M.D.         0             0          75,000           675,000         684,375           6,159,375
David D. Shaw, Ph.D.                0             0               0           170,000            0               495,000
Jay Zimmerman, M.Ed.                0             0               0           170,000            0                63,750

----------------------

(1) For purposes of this table, the "value" of stock options was determined by the difference between the exercise price and $18.50, the closing price for Common Stock on the last business day of the fiscal year. Shares acquired on exercise of these options are not registered under the Securities Act of 1933 and are not freely saleable except in compliance with exemptions from registration, including the holding period and other requirements of Rule 144 thereunder. Consequently, the values set forth in the table are only theoretical values and may not accurately represent actual market value.

         We have Employment Agreements in place with Drs. Scott, Wachter, Fisher, Dees, Wolf and Shaw and with Messrs. Smolik and Zimmerman. Each Employment Agreement has a term expiring between 2002 and 2003 (subject to earlier termination for cause) and provides that while the individual is employed by us and for a period of one or two years after termination he will not engage in activities which compete with our business. The Employment Agreements also require the employee to disclose to the Board of Directors all inventions or other intellectual property discovered or made by the employee during his employment and twelve months thereafter, if those inventions are related to or useful in our business, or result from duties assigned to that individual or from the use of any of our assets or facilities. Drs. Scott, Wachter, Fisher, Dees, Wolf, Shaw and Messrs. Smolik and Zimmerman each receive typical health, life and disability insurance benefits that are available to our other salaried employees. These individuals are also eligible to defer a portion of their salary through our 401(k) plan, but the Company does not match or make any contributions to the 401(k) plan nor does the Company maintain a pension plan.

         Officers generally serve at the discretion of the Board of Directors. We have no compensatory plans or arrangements resulting from the resignation, retirement or any other termination of an executive officer's employment with us or from a change in control.

         Our directors receive no specified compensation for serving as directors, and have no standard arrangements providing for such compensation. In August 1998, Mr. McKeever received an award of non-qualified options under our 1998 Long Term Incentive Compensation Plan to acquire 20,000 shares of Common Stock at an exercise price of $13.25. These options vest over five years from the date of grant.

                                   PROPOSAL 2

       APPROVAL OF AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION

         On February 3, 2000, the Board of Directors unanimously approved amending the Company's Articles of Incorporation (subject to stockholder approval at the Annual Meeting) to increase the size of the Board of Directors from six to seven directors and to provide that all vacancies on the Board of Directors shall be filled as provided in the Company's Bylaws. The Articles of Incorporation currently provide that there will be six directors on the Company's Board of Directors and vacancies will be filled by vote of the stockholders. As amended, Article Fifth would read as follows:

                  FIFTH: (a) The governing board of the Corporation shall be styled as a "Board of Directors," and any member of said Board shall be styled as a "director."

                  (b) The authorized number of members constituting the Board of Directors of the Corporation is seven (7).

                  (c) All vacancies on the Board of Directors, including those caused by an increase in the number of directors, shall be filled in the manner provided by the Bylaws.

         After the Annual Meeting, the Board of Directors plans to amend the Company's Bylaws to provide that vacancies on the Board (resulting from an increase in the size of the Board or a director's resignation or removal) arising between regular elections for directors will be filled by a majority of the remaining directors then in office. These proposed changes to the Articles of Incorporation and Bylaws are part of our plan to create a more diverse and flexible management structure. Increasing the size of the Board to include seven members will enable us to utilize the insight and expertise of an additional director. We also believe that amending the Articles of Incorporation to enable the directors to fill vacancies on the Board existing between regular elections should enhance our flexibility by enabling us to appoint a director without having to call a special meeting of the stockholders. We presently expect the seventh Board seat to be filled by our President and Chief Executive Officer when chosen.

         In keeping with our desire for greater flexibility, the Board also intends to amend the Company's Bylaws to eliminate the requirement of unanimous Board approval for certain material transactions. The unanimous approval requirement will be changed to a requirement that five of seven directors approve certain matters and transactions, and that a majority approve certain other matters. (We expect to make comparable changes to the Charter and Bylaws of Photogen, Inc. after the Annual Meeting.)

         THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION INCREASING THE SIZE OF THE BOARD OF DIRECTORS FROM SIX TO SEVEN DIRECTORS AND PROVIDING THAT ALL VACANCIES OF THE BOARD OF DIRECTORS SHALL BE FILLED AS PROVIDED FOR IN THE COMPANY'S BYLAWS.

                                   PROPOSAL 3

                     APPROVAL OF THE 2000 STOCK OPTION PLAN

         The Board of Directors believes that it is in the Company's best interests to continue the practice of making stock options available to those employees responsible for significant contributions to our business. The Board believes that the equity stake in our development and success afforded by stock options provides key employees with an incentive to continue to energetically apply their talents to our business.

         In 1998, we established the 1998 Long Term Incentive Compensation Plan (the "1998 Plan") enabling our Compensation Committee to award options to purchase up to 2 million shares of Common Stock. Since 1998, the Compensation Committee has totaling 1,117,500 shares. We believe this option program has been an important component in our ability to attract talented professionals. There are now only 882,500 shares available under the 1998 Plan.

         As a result, on February 3, 2000, the Board of Directors unanimously approved the 2000 Long Term Incentive Compensation Plan (the "2000 Plan") and directed that it be submitted for consideration and action at the Annual Meeting. A majority of the shares voted at the annual meeting must vote in favor of the 2000 Plan for it to be adopted. If the 2000 Plan is approved by the stockholders, options will not be granted under the 2000 Plan until all options have been granted under the existing 1998 Long Term Incentive Compensation Plan.

         THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE 2000 LONG TERM INCENTIVE COMPENSATION PLAN.

         The following is a brief but not comprehensive summary of the 2000 Long Term Incentive Compensation Plan ("2000 Plan") which in most material respects is nearly identical to the 1998 Long Term Incentive Compensation Plan. The complete text of the 2000 Plan is attached as Annex B and you should refer to that Annex for a complete statement of the Plan's provisions.

         INTRODUCTION. The 2000 Plan is intended to advance our interests by providing key employees and certain consultants with additional incentives to promote the success of our business, to increase their proprietary interest in our success and to encourage them to remain in our employ. The Board and its Compensation Committee believe that the 2000 Plan is a necessary tool to help us compete effectively with other enterprises for the services of new employees and to retain key employees and directors, all as may be required for the future development of our business. We cannot determine at this time how many potential consultants or employees will be eligible for receipt of awards under the 2000 Plan. The Board presently contemplates that current employee directors will not be considered for awards under the 2000 Plan during our 2000 fiscal year.

         Each director, each nominee for director and each officer and employee of the Company has, by reason of being eligible to receive awards under the 2000 Plan, an interest in seeing that the 2000 Plan is adopted by the stockholders.

         NATURE OF AWARDS TO BE GRANTED PURSUANT TO THE 2000 PLAN. The 2000 Plan provides for the grant of options intended to qualify as "incentive stock options" ("ISOs") under Section 422(b) of the Internal Revenue Code of 1986 (the "Code") and non-qualified stock options ("NQSOs") and Restricted Stock Awards. The 2000 Plan also permits awards of restricted stock.

         COMMON STOCK SUBJECT TO THE 2000 PLAN. The aggregate number of shares of Common Stock covered by the 2000 Plan is 2,000,000 shares.

         Shares issued upon exercise of options or awards of Restricted Stock under the 2000 Plan may be either authorized but unissued shares or shares re-acquired by the Company. If, on or prior to the termination of the 2000 Plan, an award expires or is terminated for any reason without having been exercised or vested in full, the unpurchased or unvested shares will again become available for the grant of awards under the 2000 Plan.

         The purchase price of the shares of Common Stock covered by each NQSO will be determined by the Compensation Committee and will be at least the par value of the shares. ISOs will have an exercise price of at least 100% of the fair market value of the Common Stock at the time the option is granted, determined by reference to the closing sale price at which the Common Stock trades on the principal securities exchange on which the shares are traded.

         No option granted to any person who, at the time of such grant, owns (taking into account the attribution rules of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of our stock or of the stock of any of our corporate subsidiaries, may be designated as an ISO unless at the time of such grant the purchase price of the shares of Common Stock covered by such option is at least 110% of the fair market value, but in no event less than the par value, of such shares. The aggregate fair market value (determined at the time each ISO is granted) of the shares of Common Stock with respect to which ISOs issued to any one person are exercisable for the first time during any calendar year may not exceed $100,000.

         Awards of Restricted Stock under the 2000 Plan will be made at the discretion of the Compensation Committee and will consist of shares of Common Stock granted to a participant and covered by a Restricted Stock award agreement. At the time of an award, a participant will have the benefits of ownership in respect of such shares, including the right to vote such shares and receive dividends thereon and other distributions, subject to the restrictions in the 2000 Plan and in the Restricted Stock award agreement. The shares will be legended and, at our option, may be held in escrow and may not be sold, transferred or disposed of until such restrictions have lapsed. Each award may be subject to a lapsing formula pursuant to which the restrictions on transferability lapse over a particular time period. The Compensation Committee has broad discretion as to the specific terms and conditions of each award, including applicable rights upon certain terminations of employment.

         ADMINISTRATION OF THE 2000 PLAN. The 2000 Plan will be administered by the Compensation Committee. The Compensation Committee has full and exclusive authority to, among other things, determine the grant of awards under the 2000 Plan. Dr. Weinstein and Mr. McKeever currently serve as the members of the Compensation Committee.

         PURCHASE OF COMMON STOCK UNDER THE 2000 PLAN. Each award granted under the 2000 Plan will be granted pursuant to and subject to the terms and conditions of an award agreement (an "Award

Agreement") to be entered into between the Company and the awardholder at the time of the grant. Any Award Agreement will incorporate by reference all of the terms and provisions of the 2000 Plan as in effect at the time of grant and may contain other terms and provisions as may be approved by the Compensation Committee.

         The expiration date of an award granted under the 2000 Plan will be determined by the Compensation Committee at the time of grant. Each award will become exercisable or vested in whole, in part or in installments, at the time or times as the Compensation Committee may prescribe and specify in the Award Agreement.

         In the event of a "Change in Control" (defined in the 2000 Plan) of the Company, awards granted under the 2000 Plan which, by their terms, vest or are exercisable in installments, will become immediately exercisable or vested in full. These provisions of the 2000 Plan may have some deterrent effect on certain mergers, tender offers or other takeover attempts, thereby having some potential adverse effect on the market price of our Common Stock.

         The exercise price for options granted under the 2000 Plan may be paid in any of the following ways, which may be combined for any given exercise: (i) the exercise price may be paid in cash or its equivalent; (ii) the exercise price may be paid by tendering previously acquired shares of Common Stock having a fair market value equal to the aggregate exercise price for the options being exercised; or (iii) subject to applicable requirements of the Exchange Act, the optionholder may deliver with his or her exercise notice irrevocable instructions to a broker to promptly deliver to us an amount of sale or loan proceeds sufficient to pay the exercise price.

         Awards granted under the 2000 Plan are assignable or transferable by will or pursuant to the laws of descent and distribution or as otherwise specifically permitted by the Award Agreement or by the Compensation Committee, and options will be exercisable during the awardholder's lifetime by the awardholder himself or herself or any permitted transferee. No holder of any option will have any rights to dividends or other rights of a stockholder with respect to shares subject to an option before exercising the option.

         TERMINATION OF EMPLOYMENT, DEATH OR DISABILITY OF OPTIONHOLDER. Each option, to the extent it has not been previously exercised, will terminate upon the earliest to occur of: (i) the expiration of the option period set forth in the Award Agreement; (ii) for ISOs, the expiration of three months following the Participant's retirement (following the Participant's retirement, NQSOs will terminate upon the expiration of the option period set forth in the Award Agreement); (iii) the expiration of 12 months following the Participant's death or disability; (iv) immediately upon termination for cause; (v) the expiration of 90 days following the Participant's termination of employment for any reason other than cause, Change in Control, death, disability, or retirement; or (vi) at such other time and on such conditions provided for in the Award Agreement. Upon a termination of employment related to a Change in Control, options will be treated in the manner set forth in the Change of Control provisions.

         Upon a Participant's death, disability, or retirement, all Restricted Stock will vest immediately. Each Award Agreement will set forth the extent to which the Participant will have the right to retain unvested restricted shares following termination of the Participant's employment with the Company in all other circumstances. Such provisions will be determined in the sole discretion of the Compensation Committee, will be included in the Award Agreement entered into with each Participant, need not be uniform among all shares of Restricted Stock issued pursuant to the 2000 Plan, and may reflect distinctions based on the reasons for termination of employment.

         EXPIRATION, TERMINATION AND AMENDMENT OF THE 2000 PLAN. The 2000 Plan may at any time be terminated, modified, altered, suspended or amended by the Board of Directors or the Compensation Committee. The Board of Directors or the Compensation Committee may, insofar as permitted by law, from time to time with respect to any shares of Common Stock at the time not subject to options or other awards, suspend or discontinue the 2000 Plan or revise or amend it in any respect whatsoever, except that, without approval of the stockholders of the Company, no such revision or amendment may increase the number of shares available for grants of ISOs under the 2000 Plan or alter the class of participants in the 2000 Plan. Subject to the provisions described above, the Board of Directors or the Compensation Committee will have the power to amend the 2000 Plan and any outstanding awards granted thereunder in such respects as the Board of Directors or the Compensation Committee may, in its sole discretion, deem advisable in order to incorporate in the 2000 Plan or any such award any new provision or change designed to comply with or take advantage of requirements or provisions of the Code or other statute, or rules or regulations of the Internal Revenue Service or other federal or state governmental agency enacted or promulgated after the adoption of the 2000 Plan.

         FEDERAL TAX CONSEQUENCES. We believe that the following generally summarizes the federal income tax consequences of awards under the Plan for participants and the Company. A participant will not be deemed to have received any income subject to tax at the time a stock option (including an ISO) or Restricted Stock award that is subject to conditions, restrictions or contingencies is awarded, nor will we be entitled to a tax deduction at that time. When a stock option (other than an ISO) is exercised, the participant will be deemed to have received an amount of ordinary income equal to the excess of the fair market value of the shares purchased over the exercise price. The income tax consequences of Restricted Stock Awards will depend on how the awards are structured, but generally, a participant will be deemed to have ordinary income at the time a Restricted Stock Award is distributed to him free of all conditions, restrictions and contingencies. In each case, the Company will be allowed a tax deduction in the year and in an amount equal to the amount of ordinary income that the participant is deemed to have received. The extent of the deduction for certain highly compensated employees may be limited to $1 million annually for performance based awards under Section 162(m) of the Internal Revenue Code.

         If an ISO is exercised by a participant who satisfies certain employment requirements at the time of exercise, the participant will not be deemed to have received any income subject to tax at such time, although the excess of the fair market value of the common stock so acquired on the date of exercise over the exercise price will be an item of tax preference for purposes of the alternative minimum tax. Section 422 of the Code provides that if the Common Stock is held at least one year after the exercise date and two years after the date of grant, the participant will realize a long-term capital gain or loss upon a subsequent sale, measured as the difference between the exercise price and the sales price. If Common Stock acquired upon the exercise of an ISO is not held for one year, a "disqualifying disposition" results, at which time, the participant is deemed to have received an amount of ordinary income equal to the lesser of (a) the excess of the fair market value of the Common Stock on the date of exercise over the exercise price or (b) the excess of the amount realized on the disposition of the shares over the exercise price. If the amount realized on the "disqualifying disposition" of the Common Stock exceeds the fair market value on the date of exercise, the gain on the excess of the ordinary income portion will be treated as a capital gain. Any loss on the disposition of Common Stock acquired through the exercise of an ISO is a capital loss. No income tax deduction will be allowed to us with respect to shares of Common Stock purchased by a participant through the exercise of an ISO, provided there is no "disqualifying disposition" as described above. In the event of a "disqualifying disposition", we are entitled to a tax deduction equal to the amount of ordinary income recognized by the participant.

         NEW PLAN BENEFITS. No awards have been granted under the 2000 Plan. The Board of Directors contemplates that no Awards under the 2000 Plan will be given to current employee directors during the fiscal year ending December 31, 2000 in view of their existing substantial holdings in the Company. Because the 2000 Plan gives broad discretion with respect to the Awards to the Compensation Committee we cannot determine the amount of the Awards that would have been granted to the eligible officers, directors and key employees during the fiscal year ending December 31, 1999 at this time. During the 2000 fiscal year the Company may consider hiring additional employees and/or consultants who may become eligible for receipt of Awards under the 2000 Plan. At this point, however, we cannot provide information as to the amount of the Awards, if any, which would be granted to under the 2000 Plan.

                                   PROPOSAL 4

                         RATIFICATION OF APPOINTMENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         BDO Seidman, LLP, Chicago, Illinois, has served as independent certified public accountants for us and our predecessors and subsidiaries since 1995, including the 1999 fiscal year. The Board of Directors has approved retaining that firm for the 2000 fiscal year. We expect that a representative of BDO Seidman, LLP will be present at the Annual Meeting and will be available to answer appropriate questions from stockholders.

         Proposal Number 4 at the Annual Meeting is to ratify the selection of BDO Seidman, LLP as our independent certified public accountants for 2000. Although the appointment of independent certified public accountants is not required to be approved by the stockholders, the Board of Directors has decided to ascertain the position of the stockholders on that appointment. The Board will reconsider the appointment of BDO Seidman, LLP if it is not ratified.

         THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF BDO SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTS FOR 2000.

                                  OTHER MATTERS

         If any other matters are properly presented at the Annual Meeting, including a motion to adjourn, the persons named as Proxies will have discretion to vote on those matters according to their best judgment to the same extent as a person delivering a Proxy would be entitled to vote. At the date this Proxy Statement went to press, we did not anticipate that any other matters would be raised at the Annual Meeting.

                                     ANNEX A

                           PHOTOGEN TECHNOLOGIES, INC.

                   2000 LONG TERM INCENTIVE COMPENSATION PLAN

1.       ESTABLISHMENT, OBJECTIVES AND DURATION.

         a. ESTABLISHMENT OF THE PLAN. Photogen Technologies, Inc. hereby establishes an incentive compensation plan to be known as the "Photogen Technologies, Inc. 2000 Long Term Incentive Compensation Plan" (the "Plan"), as set forth in this document. The Plan permits the grant of Incentive Stock Options, Nonqualified Stock Options and Restricted Stock.

         b. OBJECTIVES OF THE PLAN. The objectives of the Plan are to optimize the profitability and growth of the Company through the use of incentives which are consistent with the Company's objectives and which link the interests of Participants to those of the Company's stockholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company's success and to allow Participants to share in the success of the Company.

         c. DURATION OF THE PLAN. The Plan shall become effective as of the date it is approved by the stockholders of Photogen Technologies, Inc. (the "Effective Date"). The Plan shall remain in effect, subject to the right of the Board of Directors or the Committee to amend or terminate the Plan at any time pursuant to Section 11 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Incentive Stock Option be granted under the Plan on or after May 17, 2010.

2.       DEFINITIONS.

Whenever used in the Plan, the following terms shall have the meanings set forth below:

         a. "AFFILIATE" means a "parent corporation" or "subsidiary corporation" as defined in Section 424 of the Code.

         b. "AWARD" means, individually or collectively, a grant under this Plan of Incentive Stock Options, Nonqualified Stock Options or Restricted Stock.

         c. "AWARD AGREEMENT" means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan.

         d. "BENEFICIAL OWNER" or "BENEFICIAL OWNERSHIP" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

         e. "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

         f. "CAUSE" shall be determined by the Committee, exercising good faith and reasonable judgment, and shall mean the occurrence of any one or more of the following:

                  i. The willful and continued failure by the Participant to substantially perform his duties (other than any such failure resulting from the Participant's Disability) after a written demand for substantial performance is delivered by the Committee to the Participant that identifies in reasonable detail the manner in which the Committee believes that the Participant has not substantially performed his duties, and the Participant has failed to remedy the situation within 30 calendar days of receiving such notice; or

                  ii. The Participant's conviction for committing an act of fraud, embezzlement, theft or another act constituting a felony; or

                  iii. Any breach by a Participant of any written agreement with the Company, including any agreement concerning a Participant's employment, non-competition or confidentiality of Company proprietary information; or

                  iv. The willful engaging by the Participant in gross misconduct materially and demonstrably injurious to the Company, as determined by the Committee.

         g. "CHANGE IN CONTROL" of the Company shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

                  i. The acquisition by any Person of Beneficial Ownership of 50% or more of either (i) the then outstanding shares of Common Stock of the Company, or (ii) the combined voting power of the outstanding voting securities of the Company entitled to vote generally in the election of Directors; provided, however, that for purposes of this subsection, the following transactions shall not constitute a Change of
                           Control: (A) any acquisition directly from the Company through a public offering of shares of Common Stock of the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses
                           (i), (ii) and (iii) of subsection (C) below;

                  ii. The cessation, for any reason, of the individuals who constitute the Company's Board of Directors as of the date hereof ("Incumbent Board") to constitute at least a majority of the Company's Board of Directors; provided, however, that any individual becoming a Director following the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs because of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Company's Board of Directors;

                  iii. The consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Business Combination") unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the outstanding shares of Common Stock of the Company and the outstanding voting securities of the Company immediately before such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of Directors, as the case may be, of the Company resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately before such Business Combination of the outstanding shares of Common Stock and the outstanding voting securities of the Company, as the case may be; (ii) no party (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 50%; or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed before the Business Combination; and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Company's Board of Directors at the time of the execution of the initial agreement, or of the action of the Company's Board of Directors, providing for such Business Combination; or

                  iv. The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

         h. "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         i. "COMMITTEE" means the Compensation Committee of the Board, as specified in Section 3 herein, or such other Committee appointed by the Board to administer the Plan with respect to grants of Awards.

         j. "COMPANY" means Photogen Technologies, Inc., a Nevada corporation, and also means any corporation of which a majority of the voting capital stock is owned directly or indirectly by Photogen Technologies Inc. or by any of its Subsidiaries, and any other corporation designated by the Committee as being a Company hereunder (but only during the period of such ownership or designation).

         k. "DIRECTOR" means any individual who is a member of the Board of Directors of the Company.

         l. "DISABILITY", as applied to a Participant, means that the Participant (a) has established to the satisfaction of the Committee that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than 12 months (all within the meaning of Section 22(e)(3) of the Code), and (b) has satisfied any requirement imposed by the Committee in regard to evidence of such disability.

         m. "ELIGIBLE PERSON" shall mean all Employees, Directors or consultants of the Company or any Affiliate; provided, however, that no Award may be granted to anyone who is not an "employee" as that term is defined in General Instruction A.(1)(a) of Form S-8, as such definition may be amended from time to time, without first receiving advice and guidance from the Company's outside counsel as to the effect of such grant.

         n.       "EMPLOYEE" means any officer or employee of the Company.

         o. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

         p. "FAIR MARKET VALUE" Except as otherwise determined by the Committee, the "Fair Market Value" of a share of Common Stock as of any date shall be equal to the closing sale price of a share of Common Stock as reported on The National Association of Securities Dealers' New York Stock Exchange Composite Reporting Tape (or if the Common Stock is not traded on The New York Stock Exchange, the closing sale price on the exchange on which it is traded or as reported by an applicable automated quotation system, including the over-the-counter bulletin board) (the "Composite Tape"), on the applicable date or, if no sales of Common Stock are reported on such date, the closing sale price of a share of Common Stock on the date the Common Stock was last reported on the Composite Tape (or such other exchange or automated quotation system, if applicable) as of the date specified by the Committee (and if no date is specified, then on the date of the meeting of the Committee at which the award was granted).

         q. "IMMEDIATE FAMILY MEMBERS" means the spouse, children and grandchildren of a Participant.

         r. "INCENTIVE STOCK OPTION" or "ISO" means an option to purchase Shares granted under Section 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

         s. "INSIDER" shall mean an individual who is, on the relevant date, a Director, a 10% Beneficial Owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act or an officer of the Company, as defined under Section 16 of the Exchange Act and as determined by the Board of Directors from time to time.

         t. "NONEMPLOYEE DIRECTOR" means an individual who is a member of the Board of Directors of the Company but who is not an Employee of the Company.

         u. "NONQUALIFIED STOCK OPTION" or "NQSO" means an option to purchase Shares granted under Section 6 herein and which is not intended to meet the requirements of Code Section 422.

         v. "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Section 6 herein.

         w. "OPTION PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option.

         x. "PARTICIPANT" means an Eligible Person who has outstanding an Award granted under the Plan.

         y. "PERIOD OF RESTRICTION" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance objectives, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares of Restricted Stock are subject to a substantial risk of forfeiture, as provided in Section 7 herein.

         z.       "PERSON" shall have the meaning ascribed to such term in
                  Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

         aa. "RESTRICTED STOCK" means an Award granted to a Participant pursuant to Section 7 herein.

         bb. "RETIREMENT" as applied to a Participant, means the Participant's termination of employment in a manner which qualifies the Participant to receive immediately payable retirement benefits under any applicable retirement plan maintained by the Company (the "Retirement Plan"), under the successor or replacement of such Retirement Plan if it is then no longer in effect, or under any other retirement plan maintained or adopted by the Company which is determined by the Committee to be the functional equivalent of such Retirement Plan; or, with respect to a Participant who may not or has not participated in a retirement plan or if there is no such retirement plan maintained by the Company or an Affiliate, "Retirement" shall have the meaning determined by the Committee from time to time.

         cc. "SHARES" means Common Stock of Photogen Technologies, Inc., par value $.001 per share.

         dd. "SUBSIDIARY" means any corporation, partnership, joint venture or other entity in which the Company has a majority voting interest.

3.       ADMINISTRATION.

         a. THE COMMITTEE. The Plan shall be administered by the Committee, or by any other committee appointed by the Board, which Committee shall consist solely of two or more "Nonemployee Directors" within the meaning of Rule 16b-3 under the Exchange Act, or any successor provision. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

         b. AUTHORITY OF THE COMMITTEE. Except as limited by law and subject to the provisions herein, the Committee shall have full power in its discretion to select Eligible Persons who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards (including vesting periods and restrictions); prescribe the form of, construe and interpret any agreement or instrument entered into under the Plan as they apply to Participants; construe and interpret the terms and conditions of this Plan; establish, amend, or waive rules and regulations for the Plan's administration as they apply to Participants; alter, amend, suspend or terminate the Plan in whole or in part; and (subject to the provisions of Section 11 herein) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authority as identified herein.

         c. DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Employees, Participants and their estates and beneficiaries.

         d. COSTS OF PLAN. The costs and expenses incurred in the operation and administration of the Plan shall be borne by the Company.

         e. INDEMNIFICATION. Each person who is or shall have been a member of the Committee shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, to the fullest extent permitted by the Nevada General Corporation Law. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Sections of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. In addition, a member of the Committee, in the performance of any act (or in refraining from taking any action) in connection with the Plan, shall not be liable to the Company, its stockholders,

                  Employees, Participants or any person when relying in good faith upon the records of the Company or upon such information or statements presented to the Company by any of its officers, employees or other persons as to matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Company.

4.       SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS.

         a. NUMBER OF SHARES AVAILABLE FOR GRANTS. Subject to adjustment as provided in Section 4.2 herein, the number of Shares hereby reserved for issuance to Participants under the Plan shall be 2,000,000. Shares issued upon exercise of Options or Awards of Restricted Stock under the Plan may be either authorized but unissued Shares or Shares re-acquired by the Company. If, on or prior to the termination of the Plan, an Award granted thereunder expires or is terminated for any reason without having been exercised or vested in full, the unpurchased or unvested Shares covered thereby will again become available for the grant of Awards under the Plan. Shares of Common Stock covered by Options surrendered in connection with the exercise of other Options shall not be deemed to have been exercised and shall again become available for the grant of awards under the Plan.

         b. ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under
                  Section 4.1, in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in Section 4.1, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

5.       ELIGIBILITY AND PARTICIPATION.

         a. ELIGIBILITY. All Eligible Persons are eligible to participate in this Plan.

         b. ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may from time to time in its discretion select Eligible Persons to whom Awards shall be granted and shall determine the nature and amount of each Award.

         c. PERFORMANCE-BASED AWARDS. The Committee may, in its discretion, grant Awards that are wholly contingent on the attainment of performance goals established by the Committee from time to time. The performance goals may relate to one or more of the following performance measures, as determined by the Committee for each applicable performance period: (i) return to stockholders, (ii) cash flow, (iii) return on equity, (iv) Company created income (for example, income due to Company initiated cost reductions or productivity improvements), (v) sales growth, (vi) earnings and earnings growth, (vii) return on assets, (viii) stock price,
                  (ix) earnings per share, (x) market share, (xi) customer satisfaction, and (xii) attaining regulatory approvals or other regulatory benchmarks. Any such performance goals and the applicable performance measures will be determined by the Committee at the time of grant and reflected in an Award Agreement. The number or value of performance-based stock Awards that will be paid out to any Participant at the end of the applicable performance period, which may be one year or longer as determined by the Committee, will depend on the extent to which the Company attains the established performance goals. Awards intended to be performance-based stock Awards shall be subject to such restrictions and conditions as may be required under Section 162(m) to be performance-based compensation thereunder.

6.       STOCK OPTIONS.

         a. GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

         b. AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine, which need not be uniform for all Participants. The Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Code
                  Section 422, or an NQSO whose grant is intended not to fall under the provisions of Code Section 422.

         c. PROVISIONS FOR NQSOs. Each Stock Option intended to be a Non-Qualified Stock Option shall be subject to the terms and conditions which the Committee determines to be appropriate, subject to the following minimum standards for any such Non-Qualified Stock Option:

                  i. The option price (per share) of the Shares covered by each Non-Qualified Stock Option shall be determined by the Committee but shall not be less than the par value per share of Common Stock.

                  ii. Each Award Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Stock Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events; and

                  iii. Exercise of any Stock Option may be conditioned upon the Participant's execution of a Share purchase agreement in form satisfactory to the Committee providing, among other things, that:

                           (1) The Participant's or the Participant's estate, heirs and representatives right to sell the Shares may be restricted; and

                           (2) The Participant or the Participant's estate, heirs and representatives may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

         d. PROVISIONS FOR ISOs. Each Stock Option intended to be an Incentive Stock Option shall be issued only to an Employee and be subject to at least the following terms and conditions, with such additional restrictions or changes as the Committee determines are appropriate but not in conflict with Code
                  Section 422 and relevant regulations and rulings of the Internal Revenue Service:

                  i. The Incentive Stock Option shall meet the minimum standards required of Non-Qualified Stock Options, as described in Section 6.3 except clause (a) thereunder.

                  ii. Immediately before the Incentive Stock Option is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Code
                           Section 424(d):

                           (1) Ten percent (10%) or less of the total combined voting power of all classes of share capital of the Company or an Affiliate, the option price per share of the Shares covered by each Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value per share of the Shares on the date of the grant of the Incentive Stock Option.

                           (2) More than ten percent (10%) of the total combined voting power of all classes of share capital of the Company or an Affiliate, the option price per share of the Shares covered by each Incentive Stock Option shall not be less than one hundred ten percent (110%) of the said Fair Market Value on the date of grant.

                  iii.     For Participants who own:

                           (1) Ten percent (10%) or less of the total combined voting power of all classes of share capital of the Company or an Affiliate, each Incentive Stock Option shall terminate not more than ten (10) years from the date of the grant or at such earlier time as the Award Agreement may provide;

                           (2) More than ten percent (10%) of the total combined voting power of all classes of share capital of the Company or an Affiliate, each Incentive Stock Option shall terminate not more than five (5) years from the date of the grant or at such earlier time as the Award Agreement may provide.

                  iv. The Award Agreements shall restrict the amount of Options which may be exercisable in any calendar year (under this or any other Incentive Stock Option plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each Incentive Stock Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant in any calendar year does not exceed one hundred thousand dollars ($100,000), provided that this subparagraph shall have no force or effect if its inclusion in the Plan is not necessary for Options issued as Incentive Stock Options to qualify as Incentive Stock Options pursuant to Section 422(d) of the Code.

                  v. No Incentive Stock Options shall be granted after the date which is the earlier of ten (10) years from the date of the adoption of the Plan by the Company and the date of the approval of this Plan by the shareholders of the Company.

                  vi. Each Participant who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Participant makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an Incentive Stock Option. A Disqualifying Disposition is any disposition (including any sale) of such shares before the later of (i) two years after the date the Participant was granted the Incentive Stock Option, or (ii) one year after the date the Participant acquired shares by exercising the Incentive Stock Option. If the Participant has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

         e. PAYMENT. Options granted under this Section 6 shall be exercised in accordance with the applicable Award Agreement by the delivery of a proper notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised. No shares of Common Stock shall be issued on the exercise of an Option unless the Option Price is paid for in full at the time of exercise. Payment shall be made in cash, which may be paid by check or other instrument acceptable to the Committee. In addition, subject to compliance with applicable laws and regulations and such conditions as the Committee may impose, the Option holder may deliver with his exercise notice irrevocable instructions to a broker to promptly deliver to the Company an amount of sale or loan proceeds sufficient to pay the exercise price. As soon as practicable after receipt of proper notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

         f. RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Section 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any state securities laws applicable to such Shares.

         g. TERMINATION OF EMPLOYMENT. Each Option, to the extent it has not been previously exercised, shall terminate upon the earliest to occur of: (a) the expiration of the Option period set forth in the Award Agreement; (b) for ISOs, the expiration of three months following the Participant's Retirement (following the Participant's Retirement, NQSOs shall terminate upon the expiration of the Option period set forth in the Option Award Agreement); (c) the expiration of 12 months following the Participant's death or Disability; (d) immediately upon termination for Cause; (e) the expiration of 90 days following the Participant's termination of employment for any reason other than Cause, Change in Control, death, Disability, or Retirement; or (f) at such other time or times and on such conditions provided for in the Award Agreement. Upon a termination of employment related to a Change in Control, Options shall be treated in the manner set forth in
                  Section 10.

         h.       NONTRANSFERABILITY OF OPTIONS.

                  i. INCENTIVE STOCK OPTIONS. No ISO granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

                  ii. NONQUALIFIED STOCK OPTIONS. The Committee may, in its discretion, authorize all or a portion of NQSOs granted to a Participant to be on terms which permit transfer by such Participant to (i) Immediate Family Members, (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (A) there may be no consideration for any such transfer, (B) the Award Agreement pursuant to which such Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section, and (C) subsequent transfers of transferred Options shall be prohibited except those by will or the laws of descent and distribution. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of this Plan, the term "Participant" shall be deemed to refer to the transferee. The events of termination of employment shall continue to be applied with respect to the original Participant, following which the Options shall be exercisable by the transferee only to the extent, and for the periods specified in this Section
                           6.8. Notwithstanding the foregoing, should the Committee provide that Options granted be transferable, the Company by such action incurs no obligation to notify or otherwise provide notice to a transferee of early termination of the Option. In the event of a transfer, as set forth above, the original Participant is and will remain subject to and responsible for any applicable withholding taxes upon the exercise of such Options.

7.       RESTRICTED STOCK.

         a. GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine. Without limiting the generality of the foregoing, Restricted Shares may be granted in connection with payouts under other compensation programs of the Company.

         b. RESTRICTED STOCK AGREEMENT. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

         c. TRANSFERABILITY. Except as provided in this Section 7, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

         d. OTHER RESTRICTIONS. Subject to the Plan, the Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance objectives, time-based restrictions on vesting following the attainment of the performance objectives, and/or restrictions under applicable federal or state securities laws. At the discretion of the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied. Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction, subject to applicable securities laws.

         e. VOTING RIGHTS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

         f. DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. Such dividends may be paid currently, accrued as contingent cash obligations, or converted into additional shares of Restricted Stock, upon such terms as the Committee establishes. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. In the event that any dividend constitutes a "derivative security" or an "equity security" pursuant to Rule 16(a) under the Exchange Act, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

         g. TERMINATION OF EMPLOYMENT. Upon a Participant's death, Disability, or Retirement, all Restricted Shares shall vest immediately. Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to retain unvested Restricted Shares following termination of the Participant's employment with the Company in all other circumstances. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

8.       BENEFICIARY DESIGNATION.

         A Participant under the Plan may make written designation of a beneficiary on forms prescribed by and filed with the Secretary of the Company. Such beneficiary, or if no such designation of any beneficiary has been made, the legal representative of such Participant or such other person entitled thereto as determined by a court of competent jurisdiction, may exercise, in accordance with and subject to the provisions of Section 6, any unterminated and unexpired Option granted to such Participant to the same extent that the Participant himself could have exercised such Option were he alive or able; provided, however, that no Option granted under the Plan shall be exercisable for more Shares than the Participant could have purchased thereunder on the date his employment by, or other relationship with, the Company and its Subsidiaries was terminated.

9.       RIGHTS OF ELIGIBLE PERSONS AND PARTICIPANTS.

         Nothing in this Plan or any Award Agreement shall be deemed to: prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant; prevent a Participant from terminating his or her own employment, consultancy or director status; give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time; confer on any person any right to be selected as a Participant.

10.      CHANGE IN CONTROL.

         a. TREATMENT OF OUTSTANDING AWARDS. Upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

                  i. Any and all Options granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term; and

                  ii. Any restriction periods and restrictions imposed on Shares of Restricted Stock shall lapse; provided, however, that the degree of vesting associated with Restricted Stock which has been conditioned upon the achievement of performance conditions pursuant to Section 5.3 herein shall be determined in the manner set forth in
                           Section 7.4 herein.

         b. TERMINATION, AMENDMENT, AND MODIFICATIONS OF CHANGE-IN-CONTROL PROVISIONS. Notwithstanding any other provision of this Plan or any Award Agreement provision, the provisions of this Section 10 may not be terminated, amended, or modified on or after the date of a Change in Control to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant's outstanding Awards.

11.      AMENDMENT, MODIFICATION, AND TERMINATION.

         a.       AMENDMENT, MODIFICATION, AND TERMINATION. Subject to Section
                  10.2 herein, the Board or the Committee may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part, except that, without approval of the stockholders of the Company, no such revision or amendment shall increase the number of shares available for grants of ISOs under the Plan or alter the class of participants in the Plan. Notwithstanding the foregoing, neither the Company nor the Board or Committee on its behalf may cancel outstanding Awards and issue substitute Awards in replacement thereof or reduce the exercise price of any outstanding Options without stockholder approval.

         b. ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

         c. AWARDS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

12.      WITHHOLDING.

         a. TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

         b. SHARE WITHHOLDING. To the extent provided by the Committee, a Participant may elect to have any distribution to be made under this Plan to be withheld or to surrender to the Company shares of Common Stock already owned by the Participant to fulfill any tax withholding obligation.

13.      SUCCESSORS.

         All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase of all or substantially all of the business and/or assets of the Company, or a merger, consolidation or otherwise.

14.      LEGAL CONSTRUCTION.

         a. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular; and, the singular shall include the plural.

         b. SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the illegal or invalid provision shall be modified to the extent necessary to be legal and valid and shall be enforced as modified.

         c. REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         d. SECURITIES LAW COMPLIANCE. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

         e. GOVERNING LAW. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the state of Nevada.

15.      RIGHTS AS A SHAREHOLDER.

         No Participant to whom an Award has been granted shall have rights as a shareholder with respect to any Shares covered by such Award, except after due exercise of the Award and tender of the full purchase price for any Shares being purchased pursuant to such exercise and registration of the Shares in the Company's share register in the name of the Participant. Nothing in this Plan shall affect a Participant's employment or other engagement by the Company, including the Company's right to terminate such employment or engagement.

16.      PURCHASE FOR INVESTMENT.

         a. Unless the offering and sale of the Shares to be issued upon the particular exercise of an Option shall have been effectively registered under the Securities Act of 1933 (the "1933

                  Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the person(s) who exercise such Option shall represent and warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares. The person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

                  The shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, or under state securities laws to the extent applicable. The shares may not be sold, offered for sale, or otherwise transferred in the absence of an effective registration statement under said Act (and any registration or qualification as may be required under such state laws) or an opinion of counsel satisfactory to the company and its counsel that such registration or qualification is not required.

         b. The Company may delay issuance of the Shares until completion of any action or obtaining of any consent which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws).

                       PHOTOGEN TECHNOLOGIES, INC.
                      ANNUAL MEETING OF STOCKHOLDERS

                             MAY 17, 2000

                                PROXY

                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Timothy Scott, Ph.D. and Robert Weinstein, M.D., or either one of them acting singly in the absence of the other, with full power of substitution, the proxy and proxies of the undersigned to vote the shares of Common Stock, par value $.001 per share, of Photogen Technologies, Inc. ("Photogen"), which the undersigned could vote, and with all power the undersigned would possess, if personally present at the Annual Meeting of Stockholders of Photogen to be held at the Ritz Carlton Hotel, 160 East Pearson Street, Chicago, Illinois, on Wednesday, May 17, 2000 at 10:00 a.m., Chicago Time, and any adjournment thereof, all as set forth in the accompanying Proxy Statement:

             (Continued and to be dated and signed on other side)

                        PHOTOGEN TECHNOLOGIES, INC.
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY

                                                                     FOR All
                                               FOR      WITHHELD     Except
                                               All        All        as noted
1.   Election of Directors.                    / /        / /          / /
     INSTRUCTION: TO WITHHOLD AUTHORITY
     TO VOTE FOR ANY INDIVIDUAL NOMINEE,
     MARK A LINE THROUGH THE NOMINEE'S NAME
     IN THE LIST BELOW.

     Eric A. Wachter, Ph.D.        Theodore Tannebaum
     Robert J. Weinstein, M.D.     Eugene Golub
     Lester H. McKeever, Jr.       Vincent L. Fabiano

2.   Approval of an amendment to Article        FOR     AGAINST     ABSTAIN
     Fifth of the Company's Articles of         / /       / /         / /
     Incorporation increasing the size of
     the Board of Directors from six to
     seven directors and providing that all
     vacancies of the Board of Directors
     shall be filled in the manner
     provided in the Company's Bylaws.

3.   Approval of the 2000 Long Term             FOR     AGAINST     ABSTAIN
     Incentive Compensation Plan                / /       / /         / /

4.   Ratification of BDO Seidman, LLP as        FOR     AGAINST     ABSTAIN
     the Company's independent public           / /       / /         / /
     accountants for 2000.

5. In their discretion, to act upon any matters incidental to the foregoing and such other business as may properly come before the Annual Meeting, or any adjournment thereof.

This Proxy when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3 AND 4 ABOVE AND IN THE DISCRETION OF THE APPOINTED PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. Any holder who wishes to withhold the discretionary authority referred to in Item 5 above should mark a line through the entire Item.

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.

Dated_________________________________, 2000

____________________________________________
               Signature(s)

____________________________________________
               Signature(s)

(Please sign exactly and as fully as your name appears on your stock certificate. If shares are held jointly, each stockholder must sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such.)

                            - FOLD AND DETACH HERE -

   PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY, USING THE ENCLOSED ENVELOPE.

                            NO POSTAGE IS REQUIRED.